Putnam
Tax-Free
High Yield
Fund

SEMIANNUAL REPORT
January 31, 1998

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "Municipal bond credit quality is the strongest in more than a decade, according to Moody's Investors Service, Inc."

                       -- The Wall Street Journal, February 5, 1998

* "Although the municipal market is now offering yields at historically low absolute rates, the fund has been able to capture many credit upgrade and prerefunding opportunities as today's low interest rates prove irresistible to issuers. In fact, the fund's portfolio stillcontains many excellent upgrade and prerefunding candidates, which provide enormous price appreciation potential."

                       -- Triet M. Nguyen, manager
                          Putnam Tax-Free High Yield Fund

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

13 Portfolio holdings

27 Financial statements




From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

It might seem difficult to conceive how the continuing turmoil in the international securities markets could possibly affect municipal bonds to any measurable degree. Yet the flight of global investors to the comparative safety of U.S. bonds, especially following the Asian currency troubles last fall, swept the U.S. fixed-income market to new highs, catching tax-free bonds in the updraft. Putnam Tax-Free High Yield Fund was clearly among the beneficiaries of this phenomenon during the first half of its current fiscal year.

Since the tax-exempt market did not rise quite as far as the U.S. Treasury securities that commanded most of the recent investor attention, yields on municipal securities did not fall as far either. Because of this inverse relationship of yields and prices, as Fund Manager Triet Nguyen explains in the following report, tax-free yields stood near 90% of yields on comparable Treasuries at period's end, making them all the more attractive on an after-tax basis.

In his report, Triet discusses fund performance in general during the first half of fiscal 1998 and then looks at prospects for the remaining half.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
March 18, 1998



Report from the Fund Manager
Triet M. Nguyen

During the six months ended January 31, 1998, the U.S. stock market repeatedly soared to record highs, and the U.S. bond market also gave a favorable performance. This situation was due in part to its status as one of the most attractively valued among major global bond markets. Near-ideal conditions prevailed on all fronts until late October, when the fiscal ills of Southeast Asia spilled over into financial markets around the world. While it is difficult to see any connection between Asian woes and U.S. municipal bonds, the municipal bond market generally echoes trends in the broad market to some extent. Nonetheless, Putnam Tax-Free High Yield Fund closed the first half of fiscal 1998 on a positive note, posting attractive gains at net asset value and public offering price. You will find full performance details on pages 9 and 10.

* FLIGHT-TO-QUALITY RALLY TAKES MUNICIPALS TO HISTORIC LEVELS

Against a backdrop of continued economic strength, falling interest rates, and negligible inflation, fixed-income investors enjoyed positive performance during the fund's semiannual period. By way of background, as 1997 progressed, economic activity tapered off in a way that convinced the Federal Reserve Board to leave short-term interest rates unchanged after its preemptive March increase. Fixed-income markets responded quite favorably to the new environment of more moderate growth and negligible inflation; bond prices rose throughout the summer, while yields fell. Then, at the end of October, the financial crisis in Asia and the ensuing flight to quality further energized the bull market in U.S. bonds, helping to bring benchmark 30-year Treasury yields just under 6% by the end of the period.

Municipal bond investors shared in the rally. In fact, at the end of the period, municipal yields had reached historic lows and prices, which tend to rise as yields fall, had climbed to historic highs. Municipal values have not risen as much as Treasury values, however, since municipals do not attract the foreign investors that have helped drive up Treasury prices in recent months. As a result, long-term high-grade municipal bonds are now providing yields that are 80% to 90% of yields on comparable taxable Treasuries -- the most attractive levels in more than a year.

* DEFENSIVE STRATEGY EMPHASIZES INCOME

Throughout the period, your fund maintained a relatively defensive strategy in order to maximize income while limiting share price volatility. Although inflation remains extremely low, the economy is vibrant and the future direction of interest rates is anything but certain. In this environment, your fund's defensive orientation has served it well.

A key component of that strategy has been keeping the portfolio's average duration at a relatively neutral 5.75 years. Duration, which is measured in years, indicates a bond portfolio's sensitivity to changes in interest rates. A longer duration can mean a more volatile net asset value if rates change, while a shorter duration can offer some measure of protection. Over the past six months, the portfolio's neutral duration helped stabilize net asset value, although it may have limited the portfolio's appreciation somewhat during the recent rally.


[GRAPHIC OMITTED: pie chart PORTFOLIO QUALITY OVERVIEW]

PORTFOLIO QUALITY OVERVIEW*

Aaa                         39.4%

Aa                           5.6%

A                            6.4%

Baa                         12.3%

Under Baa                   40.8%

Footnote reads:
*As a percentage of market value on 1/31/98. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions, unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Allocations and ratings will vary over time.

The other essential aspect of the fund's conservative strategy has been a portfolio that emphasizes high income on the one hand and high quality on the other. This modified barbell structure has favored holdings with ratings at both ends of the Aaa-Baa credit-quality spectrum but leans somewhat more heavily on the higher-yielding securities at the lower end of this spectrum. Higher-yielding lower-rated securities performed well as the strong economy bolstered the balance sheets of many issuers, thereby reducing credit risk in the fund. Since municipal bond yields remain at low absolute rates, compared with those of two or three years ago, we believe your fund's portfolio of both lower-rated and higher-rated bonds continues to offer the best opportunity for outperformance in the months ahead.

* CREDIT UPGRADES, SECTOR SELECTIONS CONTINUE TO BOOST PERFORMANCE

In-depth credit research and sector analysis continued to enhance the fund's value during the period. Once again, transportation holdings were top performers, specifically airline/airport and highway/toll road issues. In fact, the fund's E470 Beltway bonds, which are being used to fund a new highway leading into the Denver International Airport, were prerefunded during the period, which led to appreciation among these holdings. In a prerefunding, the municipality issues enough new bonds to pay off the original issue at the first call date or maturity. Proceeds from the new issue, in an amount sufficient to pay off the entire original bond issue, are invested in an escrow fund made up of U.S. Treasury issues. Because of the safety of principal represented by these securities, the underlying bonds generally are considered to have the equivalent of an Aaa rating. The perception of higher quality produced higher bond prices in the fund's portfolio.

Elsewhere in the transportation sector, most of the fund's Denver International Airport holdings were also upgraded to Aaa. These upgrades resulted in significant price appreciation. The success of Denver International Airport has helped boost the performance of other related holdings as well. In fact, your fund's Denver Aquarium bonds have been top performers already, and we believe there is more price appreciation potential. Another new holding, Northwest Arkansas Airport bonds, has also been performing quite well, providing solid current income along with potential for price appreciation.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Hospitals/Health care          20.3%

Transportation                 14.8%

Utilities                      12.4%

Housing                         8.8%

Waste management                5.6%

Footnote reads:
*Based on net assets as of 1/31/98. Sector allocations will vary over time.

Industrial revenue holdings in the metals sector have also contributed significantly to fund returns over the period. Steel and aluminum issues have been particularly strong, although we are monitoring this sector carefully to assess potential fallout from the Asian crisis, which has produced a general decline in global commodity prices.

Performance in the forestry products sector continued to lag, as high Asian capacity produced a precipitous drop in paper prices. Fortunately the fund sold most of its holdings in this sector, avoiding any major negative performance impact. Health care was another disappointing sector during the period, as the scandal at industry giant Columbia Healthcare dampened merger and acquisition activity and investor enthusiasm for hospital and health-care issues. However, the fund continues to explore promising opportunities associated with long-term care facilities, utilizing Putnam's superior credit research capabilities to identify appropriate bonds for the fund. This sector has benefited substantially from the compression of bond credit quality spreads as increased investor demand continues to drive up prices. Despite these price increases, long-term care facility bonds have remained relatively attractive compared to other sectors and should remain a key area of opportunity over the next few years.

* FUND APPEARS WELL POSITIONED TO MEET FUTURE CHALLENGES

With municipal bond yields now at historically low absolute rates, the fund's primary challenge will be to continue to produce substantial tax-free income in such an environment. However, the fund is particularly well positioned to do just that in two significant ways. First, the portfolio possesses strong call protection, which should enable many of its current holdings to continue producing solid income rather than being called out of the market. Second, many of the portfolio's higher-yielding lower-rated bonds have the potential for prerefunding as issuers look to refinance their debt at today's lower interest rates. Many high-grade municipal issues have already been prerefunded, but the wave of prerefunding among higher-yielding lower-rated bonds has just begun in the health-care, highway, and multifamily housing sectors -- sectors that we believe are amply represented in the fund's portfolio.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 1/31/98, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield bonds reflect a greater possibility that adverse changes in the economy or poor performance by the issuers of these bonds may affect the issuer's ability to pay principal and interest.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Tax-Free High Yield Fund seeks to provide as high a level of current income free from federal income tax as is consistent with the preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 1/31/98
                          Class A          Class B         Class M
(inception date)         (9/20/93)        (9/9/85)        (12/29/94)
                        NAV     POP     NAV      CDSC     NAV      POP
------------------------------------------------------------------------
6 months               4.12%  -0.85%    3.92%   -1.08%    4.04%   0.65%
------------------------------------------------------------------------
1 year                 9.68    4.46     9.04     4.04     9.35    5.78
------------------------------------------------------------------------
5 years               39.72   33.04    35.97    33.97    37.12   32.65
Annual average         6.92    5.88     6.34     6.02     6.52    5.81
------------------------------------------------------------------------
10 years             112.19  102.02   106.46   106.46   108.23  101.50
Annual average         7.81    7.29     7.52     7.52     7.61    7.26
------------------------------------------------------------------------
Life of fund         181.38  167.93   173.81   173.81   176.14  167.22
Annual average         8.71    8.28     8.47     8.47     8.54    8.26
------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 1/31/98
                                            Lehman Muni      Consumer
                                            Bond Index      Price Index
------------------------------------------------------------------------
6 months                                       4.02%           0.69%
------------------------------------------------------------------------
1 year                                        10.12            1.57
------------------------------------------------------------------------
5 years                                       42.49           13.32
Annual average                                 7.34            2.53
------------------------------------------------------------------------
10 years                                     122.40           39.67
Annual average                                 8.32            3.40
------------------------------------------------------------------------
Life of fund                                 198.46           49.63
Annual average                                 9.20            3.30
------------------------------------------------------------------------

Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1- and 5-year periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class A and class M shares for periods prior to their inception are derived from the historical performance of class B shares, adjusted in the case of public offering price to reflect the initial sales charge currently applicable to each class, but have not been adjusted to reflect differences in expenses, which are lower for class A and M shares than for class B shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 1/31/98
                              Class A     Class B     Class M
------------------------------------------------------------------------
Distributions (number)           6           6           6
------------------------------------------------------------------------
Income                      $0.409541   $0.362155   $0.387453
------------------------------------------------------------------------
Capital gains1                  --          --          --
------------------------------------------------------------------------
  Total                     $0.409541   $0.362155   $0.387453
------------------------------------------------------------------------
Share value:                 NAV     POP     NAV     NAV     POP
------------------------------------------------------------------------
7/31/97                    $14.56  $15.29  $14.56  $14.55  $15.04
------------------------------------------------------------------------
1/31/98                     14.74   15.48   14.76   14.74   15.24
------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------
Current dividend rate2       5.41%   5.15%   4.76%   5.11%   4.94%
------------------------------------------------------------------------
Taxable equivalent3          8.96    8.53    7.88    8.46    8.18
------------------------------------------------------------------------
Current 30-day SEC yield4    5.03    4.79    4.38    4.73    4.57
------------------------------------------------------------------------
Taxable equivalent3          8.33    7.93    7.25    7.83    7.57
------------------------------------------------------------------------

1Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.
2Income portion of most recent distribution, annualized and divided by
 NAV or POP at end of period.
3Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.
4Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 12/31/97
(most recent calendar quarter)
                           Class A        Class B          Class M
                        NAV      POP    NAV     CDSC      NAV    POP
------------------------------------------------------------------------
6 months               5.67%    0.67%   5.40%   0.40%    5.58%   2.15%
------------------------------------------------------------------------
1 year                 9.14     3.96    8.43    3.43     8.81    5.26
------------------------------------------------------------------------
5 years               40.20    33.54   36.42   34.42    37.64   33.12
Annual average         6.99     5.96    6.41    6.09     6.60    5.89
------------------------------------------------------------------------
10 years             117.19   106.83  111.32  111.32   113.20  106.28
Annual average         8.06     7.54    7.77    7.77     7.86    7.51
------------------------------------------------------------------------
Life of class       178.95   165.62  171.41  171.41   173.82  164.99
Annual average         8.69     8.26    8.45    8.45     8.53    8.24
------------------------------------------------------------------------
Performance data assumes reinvestment of distributions and reflects past performance, which is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. See first page of performance summary for method of calculation.



TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



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Portfolio of investments owned
January 31, 1998 (Unaudited)

Key to Abbreviations
AMBAC      -- AMBAC Indemnity Corporation
COP        -- Certificate of Participation
FGIC       -- Financial Guaranty Insurance Company
FHA Insd.  -- Federal Housing Administration Insured
FNMA Coll. -- Federal National Mortgage Association Collateralized
FSA        -- Financial Security Assurance
GNMA Coll. -- Government National Mortgage Association Collateralized G.O. Bonds -- General Obligation Bonds
IFB        -- Inverse Floating Rate Bonds
IF COP     -- Inverse Floating Rate Certificate of Participation
LOC        -- Letter of Credit
MBIA       -- Municipal Bond Investors Assurance Corporation
TRAN       -- Tax Revenue Anticipation Notes
VRDN       -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (99.5%) *
PRINCIPAL AMOUNT                                                               RATINGS**               VALUE
Alabama (0.7%)
------------------------------------------------------------------------------------------------------------
$     5,000,000  AL State Indl. Dev. Auth. Solid Waste Disposal
                   Rev. Bonds (Pine City Fiber Co.), 6.45s, 12/1/23            Baa3           $    5,450,000
      5,000,000  Anniston, Indl. Dev. Rev. Bonds (Hoover Group
                   Inc.), 8 1/2s, 9/1/10                                       B/P                 5,656,250
      2,000,000  Jackson Cnty., Hlth. Care Auth. Hosp. TRAN,
                   7 7/8s, 5/1/19                                              BB/P                2,240,000
                                                                                              --------------
                                                                                                  13,346,250

Alaska (0.8%)
------------------------------------------------------------------------------------------------------------
                 AK State Hsg. Fin. Corp. Rev. Bonds
     12,000,000    Ser. A, 5.55s, 6/1/34                                       Aaa                12,300,000
      3,850,000    7.7s, 12/1/35 [DBL. DAGGER]                                 AAA/P               4,186,875
                                                                                              --------------
                                                                                                  16,486,875

Arizona (1.5%)
------------------------------------------------------------------------------------------------------------
                 Phoenix, Indl. Dev. Auth. Arpt. Fac. Rev. Bonds
                   (American West Airlines, Inc.)
      6,061,235    Ser. A 95-1, 8.3s, 1/1/06                                   B+/P                6,156,700
      1,052,631    Ser. B 95-2, 8.2s, 1/1/99                                   B+/P                1,069,221
      1,000,000  Pima Cnty., Indl. Dev. Auth. VRDN (Tucson Elec.),
                   3.6s, 12/1/22                                               VMIG1               1,000,000
      3,625,000  Pinal Cnty., Indl. Dev. Auth. Rev. Bonds (Casa
                   Grande Regl. Med. Ctr.), Ser. B, 8 1/8s, 12/1/22            B+/P                3,905,938
     11,370,000  Salt River, Agriculture Rev. Bonds, Ser. B,
                   7s, 1/1/05                                                  Aa2                13,274,475
                 Scottsdale, Indl. Dev. Auth. 1st Mtge. Rev. Bonds
                   (Westminster Vlillage)
      2,300,000    Ser. A, 8s, 6/1/11                                          BB-/P               2,596,125
      3,150,000    Ser. B, 7.05s, 6/1/16                                       BB-/P               3,484,688
                                                                                              --------------
                                                                                                  31,487,147
Arkansas (1.1%)
------------------------------------------------------------------------------------------------------------
     14,500,000  Northwest Regl. Apt. Auth. Apt. Rev. Bonds,
                   7 5/8s, 2/1/27                                              B/P                16,584,375
      5,000,000  AR State Hosp. Equip. Fin. Auth. VRDN (Baptist
                   Hlth.), 3.6s, 11/1/10                                       VMIG1               5,000,000
                                                                                              --------------
                                                                                                  21,584,375

California (11.6%)
------------------------------------------------------------------------------------------------------------
                 ABAG Fin. Auth. COP (American Baptist
                   Homes), Ser. A
      7,000,000    5.85s, 10/1/27                                              BBB                 7,210,000
      3,000,000    5 3/4s, 10/1/17                                             BBB                 3,093,750
                 Anaheim, Pub. Fin. Auth. Lease Rev. Bonds,
                   Ser. C, FSA
      3,025,000    6s, 9/1/14                                                  Aaa                 3,467,406
      3,000,000    6s, 9/1/13                                                  Aaa                 3,438,750
      4,000,000    6s, 9/1/11 #                                                Aaa                 4,565,000
                 CA State G.O. Bonds
     10,410,000    6.6s, 2/1/10                                                A1                 12,452,963
     13,700,000    6 1/2s, 2/1/08                                              A1                 16,046,125
     16,065,000  CA State Pub. Wks. Board. Rev. Bonds (Dept.
                   of Corrections-State Prisons), Ser. A, AMBAC,
                   5s, 12/1/19                                                 Aaa                16,326,056
      7,640,000  Contra Costa, Wtr. Dist. Rev. Bonds, Ser. G,
                   MBIA, 5s, 10/1/24                                           Aaa                 7,525,400
      8,000,000  Corona, COP (Vista Hosp. Syst.), Ser. B,
                   9 1/2s, 7/1/20                                              B/P                 9,650,000
                 Los Angeles, Regl. Arpt. Impt. Corp. Lease
                   Rev. Bonds
      5,700,000    (Air Canada), 8 3/4s, 10/1/14                               B1                  6,704,625
      5,070,000    (United Airlines, Inc.), 6 7/8s, 11/15/12                   Baa3                5,621,363
      5,000,000  Los Angeles, Wastewater Syst. IFB, FGIC, 6.871s,
                   11/1/06 (acquired 11/8/93, cost $5,417,200) [DBL. DAGGER]   Aaa                 5,718,750
      2,515,000  Oakland, VRDN (Cap. Equip.), 3.35s, 12/1/15
                   (National Westminister Bank (LOC))                          VMIG1               2,515,000
      1,100,000  Orange Cnty., Arpt. Dev. VRDN (Park Ridge),
                   Ser. I, 3.2s, 11/1/08                                       VMIG1               1,100,000
     10,000,000  Orange Cnty., Pub. Fac. Corp. COP (Solid Waste
                   Management), 7 7/8s, 12/1/13                                Baa                10,533,600
                 Redondo Beach, Redev. Agcy. Multi-Fam. Hsg.
                   Rev. Bonds (Heritage Pointe)
      3,130,000    Ser. B, 8 1/2s, 9/1/23                                      BBB/P               3,298,238
      5,100,000    Ser. A, 6 1/2s, 9/1/23                                      BBB/P               5,425,125
      1,705,000  Riverside Cnty., COP VRDN (Riverside Cnty.
                   Pub. Fac.), Ser. D, 3.2s, 12/1/15                           VMIG1               1,705,000
        380,000  San Bernadino Cnty., Multi-Fam. VRDN
                   (Woodview Apts.), Ser. I, 3.2s, 4/1/07                      VMIG1                 380,000
      5,000,000  San Bernardino Cnty., COP (Med. Ctr. Fin.),
                   Ser. A, MBIA, 6 1/2s, 8/1/17                                Aaa                 6,031,250
     21,000,000  San Bernardino Cnty., IF COP (PA-100-Med.
                   Ctr. Fin.), MBIA, 8.71s, 8/1/28 (acquired 6/27/95,
                   cost $22,664,040) [DBL. DAGGER]                             AAA/P              28,192,500
      1,600,000  San Diego, Hsg. Auth. VRDN (Carmel Del Mar
                   Apts.), Ser. A, 3.3s, 12/1/15                               A-1+                1,600,000
     10,000,000  San Diego, Regl. Bldg. Auth. Lease Rev. Bonds,
                   MBIA, 6.9s, 5/1/23                                          Aaa                10,537,500
      5,000,000  San Jose, Redev. Agcy. (Merged Area Redev.),
                   MBIA, 6s, 8/1/07                                            Aaa                 5,681,250
     10,000,000  San Luis Obispo, COP (Vista Hosp. Sys. Inc.),
                   8 3/8s, 7/1/29                                              B/P                10,850,000
      9,650,000  Southern CA Pub. Pwr. Auth. IFB (Transmission),
                   7.508s, 7/1/12                                              Aa3                11,085,438
     19,100,000  Vallejo, COP (Marine World Foundation),
                   7.2s, 2/1/26                                                BB+/P              21,201,000
     10,500,000  Valley Hlth. Syst. COP, 6 7/8s, 5/15/23                       BB+/P              11,300,625
                 Valley Hlth. Syst. Hosp. Rev. Bonds
      1,500,000    6 1/2s, 5/15/25                                             BBB-                1,627,500
      3,000,000    Ser. A, 6 1/2s, 5/15/15                                     BBB-                3,277,500
                                                                                              --------------
                                                                                                 238,161,714

Colorado (6.5%)
------------------------------------------------------------------------------------------------------------
     13,000,000  Arapahoe Cnty., Hwy. Rev. Bonds, Ser. E-470,
                   7s, 8/31/26                                                 Aaa                15,632,500
      9,500,000  CO Hsg. Fin. Auth. Rev. Bonds, Ser. C-3, FHA
                   Insd., 5.7s, 10/1/21                                        Aa2                 9,654,375
                 CO Edl. Fac. Auth. Rev. Bonds (Ocean
                   Journey, Inc.)
     10,000,000    8 3/8s, 12/1/26                                             B+/P               11,837,500
      5,000,000    8.3s, 12/1/17                                               B+/P                5,912,500
                 Denver, City & Cnty. Arpt. Rev. Bonds
     17,925,000    Ser. A, 8 3/4s, 11/15/23                                    Baa1               21,084,281
      6,475,000    Prerefunded, Ser A, 8 3/4s, 11/15/23                        Aaa                 7,616,219
      7,355,000    Ser. A, MBIA, 8 3/4s, 11/15/23                              Aaa                 8,678,900
      2,645,000    Prerefunded, Ser. A, MBIA, 8 3/4s, 11/15/23                 Aaa                 3,111,181
     11,650,000    Ser. A, MBIA, 8 1/2s, 11/15/23                              Aaa                13,237,313
      1,100,000    Prerefunded, Ser. A, MBIA, 8 1/2s, 11/15/23                 Aaa                 1,247,125
      8,000,000    Ser. D, MBIA, 7 3/4s, 11/15/13                              Aaa                10,420,000
      3,915,000    Ser. A, 7 1/4s, 11/15/25                                    AAA                 4,516,931
      6,350,000  Douglas Cnty., School Distr. G.O. Bonds (North
                   Regl. 1, Douglas & Elebert Cntys.), MBIA, 7s,
                   12/15/12                                                    Aaa                 7,985,125
     10,740,000  Jefferson Cnty., School Dist. G.O. Bonds, MBIA,
                   6 1/2s, 12/15/11                                            Aaa                12,807,450
                                                                                              --------------
                                                                                                 133,741,400

Connecticut (1.3%)
------------------------------------------------------------------------------------------------------------
      7,195,000  CT State Dev. Auth. 1st Mtge. Rev. Bonds
                   (East Hill Woods), 8 3/4s, 7/1/19 (In default) +            D/P                 5,036,500
      6,430,000  CT State Dev. Auth. Hlth. Care Rev. Bonds
                   (Alzheimers Resource Ctr.), Ser. A, 10s, 8/15/21            AAA/P               7,828,525
      5,500,000  CT State Hlth. & Edl. Fac. Auth. IFB (Yale U.),
                   7.944s, 6/10/30                                             Aaa                 6,166,875
      6,500,000  CT. State Hlth. & Edl. Fac. Auth. Rev. Bonds
                   (Edgehill), Ser. A, 6 7/8s, 7/1/27                          BB-/P               6,946,875
                                                                                              --------------
                                                                                                  25,978,775
District of Columbia (2.8%)
------------------------------------------------------------------------------------------------------------
                 DC G.O. Bonds, Ser. A
     17,000,000    6 3/8s, 6/1/26                                              Ba2                18,445,000
     10,000,000    6s, 6/1/26                                                  Ba2                10,512,500
                 DC Rev. Bonds
      4,400,000    (National Public Radio), 7.7s, 1/1/23                       BB/P                4,873,000
      2,500,000    (National Public Radio), 7 5/8s, 1/1/18                     BB/P                2,771,875
     18,630,000    COP, 7.3s, 1/1/13                                           B-                 21,191,625
                                                                                              --------------
                                                                                                  57,794,000

Florida (2.8%)
------------------------------------------------------------------------------------------------------------
      9,260,000  Brevard Cnty., Hlth. Auth. Rev. Bonds
                   (Courtenay Springs Village), 7 3/4s, 11/15/24               BB-/P              10,186,000
     24,000,000  Hernando Cnty., Indl. Dev. Rev. Bonds
                   (FL Crushed Stone Co.), 8 1/2s, 12/1/14                     B+/P               28,230,000
      5,970,000  Hillsborough Cnty., Aviation Auth. Special
                   Purpose Fac. Rev. Bonds (U.S. Airways, Inc.),
                   8.6s, 1/15/22                                               B2                  6,828,188
      1,070,000  Jacksonville, Hlth. Fac. Auth. Rev. Bonds (Mental
                   Hlth. Ctr.), 9 1/8s, 10/15/19                               A                   1,102,143
                 Palm Beach Cnty., Student Hsg. Rev. Bonds
                   (Palm Beach Cmnty. College)
      4,000,000    Ser. A, 8s, 3/1/23                                          B-/P                4,000,000
        135,000    Ser. B, zero%, 3/1/23                                       B-/P                  124,369
                 Sanford, Arpt. Auth. Indl. Dev. Rev. Bonds
                   (FL Term., Inc.), Ser. A
      3,125,000    7 3/4s, 5/1/21                                              BB-/P               3,457,031
      2,880,000    7 1/2s, 5/1/15                                              BB-/P               3,160,800
                                                                                              --------------
                                                                                                  57,088,531

Georgia (4.5%)
------------------------------------------------------------------------------------------------------------
      5,100,000  Cobb Cnty., Dev. Auth. Indl. Dev. Rev. Bonds
                   (Boise Cascade Corp.), 7s, 9/1/14                           Baa3                5,775,750
      8,000,000  De Kalb Cnty., Hsg. Auth. Muni Rev. Bonds
                   (Briarcliff Park Apts.), Ser. B, 10s, 4/1/17                B+/P                9,140,000
      5,900,000  De Kalb Cnty., Muni. Hsg. Auth. Rev. Bonds
                   (Briarcliff Park Apts.), Ser. A, 7 1/2s, 4/1/17             BBB+/P              6,460,500
      9,500,000  Forsyth Cnty., Dev. Auth. Indl. Rev. Bonds
                   (Hoover Group Inc.), 8 1/2s, 12/1/05                        VMIG1              11,162,500
      9,200,000  GA Muni. Elec. Pwr. Auth. Rev. Bonds, Ser. B, FSA,
                   6 3/8s, 1/1/16                                              Aaa                10,833,000
                 GA State G.O. Bonds
      6,620,000    Ser. E, 6 3/4s, 12/1/12                                     Aaa                 8,059,850
      7,070,000    Ser. C, 6 1/2s, 4/1/10                                      Aaa                 8,307,250
      6,000,000  Marietta, Hsg. Auth. Multi-Fam. VRDN (Wood
                   Pointe Apts.), 3.6s, 10/1/07                                A+                  6,000,000
                 Rockdale Cnty., Dev. Auth. Solid Waste Disp.
                   Rev. Bonds (Visy Paper, Inc.)
      5,875,000    7 1/2s, 1/1/26                                              BB/P                6,455,156
     14,440,000    7.4s, 1/1/16                                                BB/P               15,884,000
      3,160,000  Savannah, Econ. Dev. Auth. Poll. Control
                   Rev. Bonds (Stone Container Corp.),
                   8 1/8s, 7/1/15                                              B/P                 3,657,700
                                                                                              --------------
                                                                                                  91,735,706

Hawaii (1.1%)
------------------------------------------------------------------------------------------------------------
                 HI State G.O. Bonds
      8,330,000    Ser. CM, FGIC, 6 1/2s, 12/1/16                              Aaa                10,120,950
      5,330,000    Ser. C, FGIC, 6 1/2s, 12/1/15                               Aaa                 6,455,963
      5,000,000    Ser. C, FGIC, 6 1/2s, 12/1/14                               Aaa                 6,037,500
                                                                                              --------------
                                                                                                  22,614,413

Illinois (2.7%)
------------------------------------------------------------------------------------------------------------
      5,000,000  Chicago, Gas Supply Rev. Bonds (Peoples Gas
                   & Lt.), Ser. A, 6 7/8s, 3/1/15                              Aa3                 5,537,500
      2,125,000  Chicago, O'Hare Intl. Arpt. Special Fac.
                   Rev. Bonds (United Air Lines, Inc.), Ser. 84A,
                   8.85s, 5/1/18                                               Baa2                2,425,156
                 IL Dev. Fin. Auth. Retirement Hsg. Rev. Bonds
      5,000,000  (Regency Park-Lincolnwood), Ser. A, 10 1/4s,
                   4/15/19 (In default) +                                      Baa3                3,600,000
      1,180,000  (Mercy Hsg. Corp.), 7s, 8/1/24                                Baa1                1,314,225
                 IL Dev. Fin. Auth. Rev. Bonds (Cmnty. Rehab.
                   Providers Fac.)
      2,585,000    8 1/4s, 8/1/12                                              BB/P                2,620,544
      2,580,000    Ser. A, 7 7/8s, 7/1/20                                      BB/P                2,970,225
      4,840,000    Prerefunded, Ser. A, 7 7/8s, 7/1/20                         BB/P                5,995,550
      3,065,000    Ser. A, 7 1/2s, 3/1/14                                      BB/P                3,616,700
      5,990,000    (Victor C. Neumann Associates), 7 1/4s, 7/1/18              B/P                 6,049,900
        925,000    Ser. A, 7 1/4s, 3/1/04                                      BB/P                1,020,969
                 IL Hlth. Fac. Auth. Rev. Bonds
      3,000,000    (Glen Oaks Med. Ctr.), Ser. B, 7s, 11/15/19                 Baa1                3,465,000
      5,000,000    (Glen Oaks Med. Ctr.), Ser. B, 6.95s, 11/15/13              Baa1                6,137,500
      3,000,000    (Hinsdale Hosp.), Ser. A, 7s, 11/15/19                      Baa1                3,465,000
      5,170,000    (Hinsdale Hosp.), Ser. A, 6.95s, 11/15/13                   Baa1                6,346,175
                                                                                              --------------
                                                                                                  54,564,444

Indiana (1.9%)
------------------------------------------------------------------------------------------------------------
                 East Chicago, Poll. Control Rev. Bonds
                   (Inland Steel Co.)
     12,000,000    7 1/8s, 6/1/07                                              Ba3                13,815,000
      8,000,000    6.8s, 6/1/13                                                Ba3                 8,720,000
      6,948,163  Hammond, Indl. Port Auth. COP, 9.65s, 6/1/14                  BB                  7,599,554
      1,400,000  Indianapolis Multi-Fam. VRDN (Canal Square),
                   3.55s, 12/1/15                                              VMIG1               1,400,000
      4,500,000  Plainfield, Indl. Econ. Dev. Rev. Bonds
                   (Earl M. Jorgensen Co.), 8 1/2s, 9/1/04                     B-/P                5,011,875
      1,684,954  Westfield, Econ. Dev. Rev. Bonds (Westfield
                   Village Hlth. Care Ctr.), FHA Insd., 12s, 5/15/14           A-/P                1,855,556
                                                                                              --------------
                                                                                                  38,401,985

Iowa (1.6%)
------------------------------------------------------------------------------------------------------------
                 IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
                   (Care Initiatives)
     22,000,000    9 1/4s, 7/1/25                                              BB/P               29,865,000
      1,500,000    9.15s, 7/1/09                                               BB/P                1,985,625
        215,000  Marion Cnty., 1st Mtge. Rev. Bonds
                   (AHF/Kentucky Iowa, Inc.), 10 1/4s, 1/1/20                  B-/P                  226,288
                                                                                              --------------
                                                                                                  32,076,913

Kentucky (1.1%)
------------------------------------------------------------------------------------------------------------
      5,000,000  Jefferson Cnty., Hosp. IFB (Alliant Hlth. Syst.),
                   MBIA, 9.019s, 10/1/14                                       Aaa                 6,018,750
     10,000,000  Kenton Cnty., Special Fac. Arpt. Rev. Bonds
                   (Delta Airlines, Inc.), Ser. A, 7 1/2s, 2/1/12              Baa3               11,200,000
      1,255,000  Lexington-Fayette Cnty., Urban Govt. 1st Mtge.
                   Rev. Bonds (AHF/Kentucky Iowa, Inc.),
                   10 1/4s, 1/1/20                                             B-/P                1,320,888
      3,300,000  Muhlenberg Cnty., Rev. Bonds (Muhlenberg
                   Cmnty. Hosp.), 9 1/2s, 8/1/10                               AAA/P               3,456,354
                                                                                              --------------
                                                                                                  21,995,992

Louisiana (4.4%)
------------------------------------------------------------------------------------------------------------
      2,900,000  Beauregard, Parish Rev. Bonds (Boise Cascade
                   Corp.), 7 3/4s, 6/1/21                                      Baa3                3,233,500
      8,050,000  Hodge, Combined Util. Rev. Bonds (Stone
                   Container Corp.), 9s, 3/1/10                                B/P                 8,774,500
      2,000,000  LA Pub. Fac. Auth. 1st Mtge. Rev. Bonds
                   (St. James Place), 10s, 11/1/21                             B-/P                2,222,500
     20,500,000  Lake Charles, Harbor & Term. Dist. Port Fac.
                   Rev. Bonds (Trunkline Co.), 7 3/4s, 8/15/22                 A3                 23,805,625
      7,000,000  Port of New Orleans, Indl. Dev. Rev. Bonds
                   (Continental Grain Co.), 7 1/2s, 7/1/13                     BB                  7,805,000
      6,500,000  St. Charles Parish, Poll. Control Rev. Bonds
                   (LA Pwr. & Lt. Co.), 8s, 12/1/14                            Baa3                7,052,500
      9,000,000  St. James Parish, Solid Waste Disp. Rev. Bonds
                   (Kaiser Aluminum), 7 3/4s, 8/1/22                           B-/P               10,080,000
                 W. Feliciana Parish Poll. Control Rev. Bonds
                   (Gulf States Util. Co.)
      6,000,000    8s, 12/1/24                                                 Ba1                 6,495,000
     19,000,000    Ser. I, 7.7s, 12/1/14                                       Ba1                21,731,250
                                                                                              --------------
                                                                                                  91,199,875

Maryland (0.5%)
------------------------------------------------------------------------------------------------------------
      2,500,000  Denton, 1st Mtge. Rev. Bonds (Shore Nursing
                   Rehab. Ctr.), 9s, 4/1/20                                    B/P                 2,675,000
      6,250,000  Prince Georges Cnty., Poll. Control Rev. Bonds
                   (Potomac Electric), 5 3/4s, 3/15/10                         A1                  6,875,000
                                                                                              --------------
                                                                                                   9,550,000
Massachusetts (7.7%)
------------------------------------------------------------------------------------------------------------
      3,935,000  Agawam, Res. Recvy. Rev. Bonds (Springfield
                   Res. Recvy.), 8 1/2s, 12/1/08                               BBB-                4,060,684
                 MA State G.O. Bonds, Ser. A
     19,330,000    6s, 11/1/11                                                 A1                 22,229,500
      7,600,000    AMBAC, 5 3/4s, 8/1/11                                       Aaa                 8,540,500
      7,850,000    AMBAC, 5 3/4s, 8/1/09                                       Aaa                 8,821,438
                 MA State Hlth. & Edl. Fac. Auth. IFB
      5,000,000    (St. Elizabeth Hosp.), Ser. E, FSA, 9.62s, 8/15/21          Aaa                 5,950,000
      2,000,000    (Boston U.), MBIA, 9.234s, 10/1/31                          Aaa                 2,395,000
      5,600,000    (Beth Israel-Deaconess Hosp.), AMBAC,
                   8.42s, 7/1/25                                               Aaa                 6,307,000
      3,325,000  MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
                   (MA Eye & Ear Infirmary), Ser. A, 7 3/8s, 7/1/11            Ba1                 3,553,594
                 MA State Indl. Fin. Agcy. Resource Recvy.
                   Rev. Bonds (Southeastern MA)
      4,000,000    Ser. B, 9 1/4s, 7/1/15                                      BB-/P               4,580,000
     30,225,000    Ser. A, 9s, 7/1/15                                          BB-/P              34,494,281
                 MA State Indl. Fin. Agcy. Rev. Bonds
      1,800,000    (Atlanticare Med. Ctr.), Ser. A, 10 1/8s, 11/1/14           B/P                 1,998,000
      5,800,000    (Atlanticare Med. Ctr.), Ser. B, 10 1/8s, 11/1/14           B/P                 6,438,000
      2,330,000    (Mass Tpk.), 9s, 10/1/20                                    AAA/P               2,662,025
      8,800,000    (Orchard Cove Inc.), 9s, 5/1/22                             AAA/P              10,670,000
      2,080,000    (Morton Hosp. & Med. Ctr.), Ser. A, 8 3/4s,
                   7/1/11                                                      Aaa                 2,246,400
      3,000,000    (Emerson College), 8 1/4s, 1/1/17                           BBB-/P              3,330,000
      5,000,000    (1st Mtge.-Evanswood Bethzatha Corp.),
                   8s, 1/15/18                                                 B+/P                5,337,500
      3,500,000    (1st Mtge.-Evanswood Bethzatha Corp.),
                   Ser. A, 7 7/8s, 1/15/20                                     B+/P                3,801,875
     10,000,000  MA State Special Oblig. Rev. Bonds, Ser. A,
                   5 3/8s, 6/1/11                                              Aa3                10,700,000
      5,500,000  MA State Wtr. Resources Auth. Rev. Bonds,
                   Ser. D, MBIA, 5s, 8/1/24                                    Aaa                 5,365,855
      3,925,000  Worcester Mtge. Rev. Bonds (Briarwood
                   Issue), 9 1/4s, 12/1/22                                     BB-/P               4,366,563
                                                                                              --------------
                                                                                                 157,848,215

Michigan (5.2%)
------------------------------------------------------------------------------------------------------------
      2,530,000  Ann Arbor, Econ. Dev. Corp. Ltd. Oblig.
                   Rev. Bonds (Glacier Hills Inc.), 8 3/8s, 1/15/19            B+/P                2,621,232
     20,400,000  Detroit, Loc. Dev. Fin. Auth. Tax Increment
                   Rev. Bonds, Ser. A, 8.72s, 5/1/21                           BBB+/P             25,704,000
     26,955,000  Midland Cnty., Econ. Dev. Corp. Rev. Bonds
                   (Poll. Control), Ser. B, 9 1/2s, 7/23/09                    B/P                30,021,131
     10,740,000  MI State Hosp. Fin. Auth. Adj. Rate Rev. Bonds
                   (Detroit-Macomb Hosp. Corp.), Ser. A,
                   7.4s, 6/1/13                                                BB/P               10,777,268
                 MI State Hosp. Fin. Auth. Rev. Bonds
      4,130,000    (Garden City Hosp.), 8.3s, 9/1/02                           Ba3                 4,517,188
      5,000,000    (Detroit-Macomb Hosp. Corp), Ser. A, 7s, 6/1/15             BB+/P               5,011,000
                 MI State Strategic Fund Ltd. Oblig. Rev. Bonds
      5,800,000    (Mercy Svcs. for Aging), 9.4s, 5/15/20                      AAA/P               6,539,500
     15,000,000    (Detroit Edison Co. Coll- AA), MBIA,
                   6.4s, 9/1/25                                                Aaa                16,706,250
      5,390,000  Waterford, Econ. Dev. Corp. Rev. Bonds
                   (Canterbury Hlth. Care, Inc.), 8 3/8s, 7/1/23               B-/P                5,390,000
                                                                                              --------------
                                                                                                 107,287,569

Minnesota (1.1%)
------------------------------------------------------------------------------------------------------------
      2,885,000  Chaska, Indl. Dev. Rev. Bonds (Lifecore
                   Biomedical, Inc.), 10 1/4s, 9/1/20                          BB-/P               3,191,214
      5,000,000  Intl. Falls, Env. Fac. Rev. Bonds (Boise Cascade
                   Corp.), 7.2s, 10/1/24                                       Baa3                5,718,750
                 Minneapolis, Cmnty. Dev. Agcy. Multi-Fam. Hsg.
                   Rev. Bonds (Lindsay Bros.)
      1,760,000    Ser. A, 9 1/2s, 12/1/07                                     B/P                 1,790,941
      1,200,000    Ser. B, 1 1/2s, 12/1/07                                     B/P                   741,000
      8,000,000  Minneapolis Single Fam. Rev. Bonds (Phase V),
                   FNMA & GNMA Coll., 6 1/4s, 4/1/22                           Aaa                 8,610,000
      3,200,000  Shakopee Multi-Fam. Adj. Rate Rev. Bonds
                   (Riva Ridge Apts.), 8 1/2s, 12/1/08                         B-/P                3,200,000
                                                                                              --------------
                                                                                                  23,251,905

Mississippi (1.2%)
------------------------------------------------------------------------------------------------------------
                 Clairborne Cnty., Poll. Control Rev. Bonds
                   (Middle South Energy, Inc.)
      4,500,000    Ser. C, 9 7/8s, 12/1/14                                     Ba1                 4,823,325
     10,000,000    Ser. A, 9 1/2s, 12/1/13                                     Ba1                10,688,500
      4,000,000  MS Hosp. Equip. & Fac. Auth. Rev. Bonds
                   (MS Methodist Hosp & Rehab.), Ser. 1,
                   9 3/8s, 5/1/12                                              BB/P                4,172,960
      4,200,000  Perry Cnty., Poll. Control VRDN (Leaf River
                   Forest), 3.55s, 10/1/12                                     P-1                 4,200,000
                                                                                              --------------
                                                                                                  23,884,785

Montana (0.8%)
------------------------------------------------------------------------------------------------------------
      3,000,000  Missoula Cnty., Rev. Bonds (Cmnty. Med.
                   Ctr. Inc.), Ser. B, 9s, 6/1/18                              Aaa                 3,110,790
     13,850,000  MT State Hlth. Fac. Auth. Hosp. Fac. IFB,
                   AMBAC, 6.75s, 2/25/25                                       Aaa                14,092,375
                                                                                              --------------
                                                                                                  17,203,165

Nebraska (0.8%)
------------------------------------------------------------------------------------------------------------
      2,000,000  NE Investment Fin. Auth. Hosp. IFB, MBIA,
                   9.386s, 12/8/16                                             Aaa                 2,407,500
     12,100,000  NE Investment Fin. Auth. Single Fam. Mtge.
                   IFB, Ser. D, GNMA Coll., 7.949s, 3/24/26                    Aaa                13,476,375
                                                                                              --------------
                                                                                                  15,883,875

New Hampshire (1.5%)
------------------------------------------------------------------------------------------------------------
                 NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
      2,810,000    (Havenwood-Heritage Heights), 9 3/4s, 12/1/19               AAA/P               3,171,788
      2,360,000    (Franklin Regl. Hosp.), 8 3/4s, 9/1/19                      BBB/P               2,572,400
      9,000,000    (1st Mtge.-Rivermead Peterborough),
                   8 1/2s, 7/1/24                                              B+/P               10,473,750
      5,900,000    (Havenwood-Heritage Heights), 7.35s, 1/1/18                 BB/P                6,313,000
      7,700,000  NH State Bus. Fin. Auth. Poll. Control &
                   Solid Waste Rev. Bonds (Crown Paper Co.),
                   7 3/4s, 1/1/22                                              BB-                 8,960,875
                                                                                              --------------
                                                                                                  31,491,813

New Jersey (3.2%)
------------------------------------------------------------------------------------------------------------
      5,000,000  Camden Cnty., Impt. Auth. Rev. Bonds, 8.4s, 4/1/24            B/P                 5,600,000
                 NJ Econ. Dev. Auth. Rev. Bonds
      2,700,000    (Stolt Terminals), 10 1/2s, 1/15/18                         BB/P                2,804,463
      7,000,000    (Winchester Gardens), Ser. A, 8 5/8s, 11/1/25               B/P                 7,770,000
     12,000,000    (Newark Arpt. Marriot Hotel), 7s, 10/1/14                   B+/P               13,125,000
      5,000,000  NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
                   (St. Elizabeth Hosp.), Ser. B, 8 1/4s, 7/1/20               Aaa                 5,587,500
      4,000,000  NJ State Hsg. & Mtge. Fin. Agcy. IFB, Ser. I, 8.083s,
                   11/1/07 (acquired various dates from 2/11/93
                   to 8/24/95, cost $4,143,120) [DBL. DAGGER]                  A+                  4,435,000
     10,000,000  NJ State Trans. Trust Fund Auth. Rev. Bonds
                   (Trans. Syst.), Ser. B, MBIA, 6 1/2s, 6/15/10               Aaa                12,050,000
      2,500,000  NJ State Tpk. Auth. VRDN, FGIC, 3.2s, 1/1/18                  VMIG1               2,500,000
      5,905,000  NJ Wastewtr. Treatment Rev. Bonds (Wastewtr.
                   Treatment), Ser. C, 6 7/8s, 6/15/08                         Aa2                 7,174,575
      4,000,000  Salem Cnty., Indl. Poll. Control Fin. Auth. IFB,
                   MBIA, 8.896s, 10/1/29 (acquired 10/28/94,
                   cost $3,785680) [DBL. DAGGER]                               Aaa                 5,020,000
                                                                                              --------------
                                                                                                  66,066,538

New Mexico (0.5%)
------------------------------------------------------------------------------------------------------------
      9,000,000  Farmington, Poll. Control Rev. Bonds (Tucson
                   Elec. Pwr Co., San Juan), Ser. A, 6.95s, 10/1/20            B2                 10,147,500

New York (10.8%)
------------------------------------------------------------------------------------------------------------
                 Metropolitan Trans. Auth. Fac. Rev. Bonds
     13,640,000    Ser. A, MBIA, 6 1/4s, 4/1/12                                Aaa                15,839,450
      5,000,000    Ser. B-1, AMBAC, 5 1/2s, 7/1/08                             Aaa                 5,462,500
      5,000,000    Ser. B-1, 5 1/2s, 7/1/09                                    Aaa                 5,443,750
                 Metropolitan Trans. Auth. Svcs. Contract Rev. Bonds
      4,000,000    (Commuter Fac.), Ser. O, 5 3/4s, 7/1/13                     Baa1                4,410,000
      8,250,000    (Trans. Fac.), Ser. O, 5 3/4s, 7/1/13                       Baa1                9,095,625
                 NY City, G.O. Bonds
     10,000,000    Ser. L, 8s, 8/1/03                                          Baa1               11,700,000
     10,000,000    Ser. F, 5s, 8/1/23                                          Baa1                9,650,000
      6,280,000  NY City, Rev. Bonds, 6s, 8/1/06 [DBL. DAGGER]                 BBB+/P              7,763,650
                 NY City, Indl. Dev. Agcy. Rev. Bonds
      1,000,000    (Visy Paper, Inc.), 7.95s, 1/1/28                           BB-/P               1,151,250
      9,000,000    (Visy Paper, Inc.), 7.8s, 1/1/16                            BB-/P              10,338,750
      5,000,000  (Brooklyn Navy Yard Cogen Partners),
                   5.65s, 10/1/27                                              Baa3                5,125,000
                 NY City, Muni. Assistance Corp. Rev.
                   Bonds, Ser. G
     10,000,000    6s, 7/1/08                                                  Aa2                11,375,000
     10,000,000    6s, 7/1/07                                                  Aa2                11,312,500
      1,000,000  NY City, Muni. Wtr. & Swr. Fin. Auth. VRDN,
                   Ser. G, FGIC, 3.25s, 6/15/24                                VMIG1               1,000,000
                 NY State Dorm. Auth. Rev. Bonds
     10,750,000    (PA 199), 7.45s, 6/15/10 [DBL. DAGGER]                      AAA/P              13,450,938
      7,200,000    (State U. Edl. Fac.), Ser. A, FGIC, 5 7/8s, 5/15/11         Aaa                 8,064,000
      7,000,000    (Cons. City U.), Ser. A, AMBAC, 5 3/4s, 7/1/09              Aaa                 7,761,250
      8,000,000  NY State Energy Research & Dev. Auth.
                   Poll. Control IFB, FGIC, 10.048s, 7/1/29
                   (acquired 12/19/94, cost $8,353,120) [DBL. DAGGER]          Aaa                10,690,000
                 NY State Env. Fac. Corp. Poll. Control Rev. Bonds
     11,185,000    (PA 198), 7.95s, 7/1/13 [DBL. DAGGER]                       AAA                14,330,781
      5,000,000    Ser. E, MBIA, 6s, 6/15/11                                   Aaa                 5,718,750
      5,500,000  NY State Med. Care Fac. Fin. Agcy. Rev. Bonds,
                   Ser. A, AMBAC, 6 1/2s, 8/15/29                              Aaa                 6,345,625
                 NY State Pwr. Auth. Rev. Bonds, Ser. Z
      6,330,000    Refunded, 6 1/2s, 1/1/19                                    Aa2                 6,978,825
      3,420,000    6 1/2s, 1/1/19                                              Aa2                 3,736,350
      7,000,000  NY State Urban Dev. Corp. Rev. Bonds,
                   7 1/2s, 4/1/20                                              Aaa                 7,857,500
     12,590,000  NY State, G.O. Bonds, 6s, 3/1/07                              A2                 14,069,325
                 Port Auth. NY & NJ Rev. Bonds
      7,000,000    (Delta Airlines, Inc.), Ser. 1R, 6.95s, 6/1/08              Baa3                7,726,250
      5,000,000    (JFK Intl. Arpt. Term. 6), MBIA, 6 1/4s, 12/1/10            Aaa                 5,806,250
                                                                                              --------------
                                                                                                 222,203,319

North Carolina (1.9%)
------------------------------------------------------------------------------------------------------------
                 NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
      4,000,000    Ser. B, MBIA, 7s, 1/1/08                                    Aaa                 4,785,000
     14,940,000    Ser. B, MBIA, 6 1/8s, 1/1/09                                Aaa                17,012,925
      5,000,000    Ser. C, MBIA, 5 1/2s, 1/1/07                                Aaa                 5,387,500
      4,000,000  NC Med. Care Cmnty. Hosp. VRDN (Lincoln
                   Hlth. Syst.), Ser. A, 3.55s, 4/1/16                         A+                  4,000,000
      7,500,000  NC Muni. Pwr. Agcy. Rev. Bonds (No. 1,
                   Catawba Elec.), MBIA, 6s, 1/1/11                            Aaa                 8,475,000
                                                                                              --------------
                                                                                                  39,660,425

Ohio (0.7%)
------------------------------------------------------------------------------------------------------------
      7,200,000  Dayton, Special Fac. Rev. Bonds (Emery Air
                   Freight Corp.), 12 1/2s, 10/1/09                            BBB-/P              7,815,744
      6,150,000  OH State Solid Waste Rev. Bonds, (CSC
                   Ltd.), 8 1/2s, 8/1/22                                       B-/P                6,519,000
                                                                                              --------------
                                                                                                  14,334,744
Oklahoma (0.7%)
------------------------------------------------------------------------------------------------------------
      6,000,000  Ottawa Cnty., Fin. Auth. Indl. Rev. Bonds
                   (Doane Prods Co.), 7 1/4s, 6/1/17                           B/P                 6,375,000
      6,475,000  Tulsa, Indl. Auth. Rev. Bonds (U. of Tulsa),
                   Ser. A, MBIA, 6s, 10/1/11                                   Aaa                 7,454,344
                                                                                              --------------
                                                                                                  13,829,344

Pennsylvania (6.0%)
------------------------------------------------------------------------------------------------------------
                 Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                   (UPMC Hlth. Syst.), Ser. B, MBIA
      8,700,000    6s, 7/1/25                                                  Aaa                10,059,375
      9,775,000    6s, 7/1/27                                                  Aaa                11,351,219
                 Allegheny Cnty., Indl. Dev. Auth. Arpt. Special
                   Fac. Rev. Bonds
      1,290,000    (U.S. Airways, Inc. ), Ser. A, 8 7/8s, 3/1/21               B3                  1,477,050
      1,415,000    (Southwestern Arpt. Cargo Fac.), 8 3/4s,
                   2/15/09                                                     BB+/P               1,495,683
      5,035,000    (U.S. Airways, Inc.), Ser. B, 8 1/2s, 3/1/21                B3                  5,676,963
      4,600,000  Montgomery Cnty., Higher Ed. & Hlth. Auth.
                   VRDN, 3.55s, 7/1/25                                         VMIG1               4,600,000
      5,300,000  Montgomery Cnty., Higher Ed. & Hlth. Auth.
                   Hosp. Rev. Bonds (United Hosp. Inc.),
                   Ser. A, 8 3/8s, 11/1/11                                     AAA                 5,796,875
      5,370,000  PA Convention Ctr. Auth. Rev. Bonds,
                   Ser. A, FSA, 6 3/4s, 9/1/19                                 Aaa                 6,148,650
                 PA Econ. Dev. Fin. Auth. Qualified Res.
                   Properties Rev. Bonds
      4,400,000    (RSI Properties/Buttler LLC), Ser. A, 8s,
                   9/1/27                                                      B/P                 4,532,000
      3,500,000    (RSI Properties/Greensburg LLC), Ser. B,
                   8s, 9/1/27                                                  B/P                 3,605,000
      4,800,000  PA Hsg. Fin. Agcy. IFB, 8.273s, 4/1/25                        Aa2                 5,190,000
                 PA State Econ. Dev. Fin. Auth. Resource
                   Recvy. Rev. Bonds
     13,000,000    (Colver), Ser. E, 8.05s, 12/1/15                            BB/P               15,096,250
      6,250,000    (Northhampton), Ser. B, 6 3/4s, 1/1/07                      BB+/P               6,890,625
      7,250,000    (Northampton Generating), Ser. A, 6.6s, 1/1/19              BB+/P               7,757,500
                 PA State Higher Ed. Assistance Agcy.
                   Student Loan
      2,500,000    IFB AMBAC, 9.674s, 9/3/26                                   Aaa                 2,846,875
      8,400,000    Ser. A&B, 7 1/4s, 7/1/18                                    B2-                 8,568,000
      5,300,000  Philadelphia, Muni. Auth. Rev. Bonds, Ser. C,
                   8 5/8s, 11/15/16                                            Aaa                 6,234,125
                 Philadelphia, Wtr. & Wastewtr. Rev. Bonds
      4,760,000    FGIC, 10s, 6/15/05                                          Aaa                 6,426,000
      5,000,000    MBIA, 5 5/8s, 6/15/08                                       Aaa                 5,475,000
      4,000,000  Pottsville Hosp. Auth Hosp. Rev. Bonds
                   (Pottsville Hosp. Warne Clinic), 7s, 7/1/14                 BBB                 4,435,000
                                                                                              --------------
                                                                                                 123,662,190
Puerto Rico (1.5%)
------------------------------------------------------------------------------------------------------------
      8,000,000  Cmnwlth. of PR, Rev. Bonds, MBIA, 5.782s, 7/1/08              Aaa                 8,540,000
      3,305,000  Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds,
                   Ser. Z, MBIA, 6 1/4s, 7/1/12                                Aaa                 3,866,850
                 PR Elec. Pwr. Auth. Rev. Bonds
      2,000,000    Ser. BB, MBIA, 6 1/4s, 7/1/10                               Aaa                 2,347,500
      7,000,000    Ser. AA, MBIA, 6s, 7/1/12                                   Aaa                 7,945,000
      7,000,000  PR Pub. Bldg. Auth. Pub. Ed. & Hlth. Fac. Rev.
                   Bonds, Ser. M, AMBAC, 5 3/4s, 7/1/10                        Aaa                 7,910,000
                                                                                              --------------
                                                                                                  30,609,350

South Carolina (1.6%)
------------------------------------------------------------------------------------------------------------
     13,945,000  Florence Cnty., Indl. Dev. Auth. Rev. Bonds
                   (Stone Container Corp.), 7 3/8s, 2/1/07                     B+/P               15,269,775
     10,355,000  SC Jobs Econ. Dev. Auth. Econ. Dev. Rev. Bonds
                   (St. Francis Hosp.-Franciscan Sisters), 7s, 7/1/15          Baa1               11,390,500
      5,000,000  Spartanburg Cnty., Hosp. Fac. IFB, FSA, 8.877s,
                   4/13/22                                                     Aaa                 6,100,000
                                                                                              --------------
                                                                                                  32,760,275

Tennessee (0.6%)
------------------------------------------------------------------------------------------------------------
      4,000,000  Clarksville, Pub. Bldg. Auth. VRDN (TN Muni.
                   Bond Fund), 3.55s, 11/1/27                                  VMIG1               4,000,000
      7,500,000  McMinn Cnty., Indl. Dev. Brd. Poll. Control
                   Rev. Bonds (Newsprint Co.), 7 5/8s, 3/1/16                  A                   8,232,750
                                                                                              --------------
                                                                                                  12,232,750

Texas (3.3%)
------------------------------------------------------------------------------------------------------------
      5,040,000  Alliance, Arpt. Auth. Special Fac. Rev. Bonds
                   (American Airlines, Inc.), 7 1/2s, 12/1/29                  Baa2                5,518,800
      5,000,000  Amarillo, Hlth. Fac. Corp. Rev. Bonds (Sears
                   Panhandle Retirement), Ser. B, 7 3/4s, 8/15/26              BB-/P               5,643,750
                 Bell Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                   (Heartway Corp.)
        635,000    Ser. B, 10s, 3/1/19 (in default) +                          B/P                   160,338
      3,765,000    Ser. A, 9 1/2s, 3/1/19 (in default) +                       B/P                 3,859,125
      5,615,000  Cherokee Cnty., Hlth. Fac. Dev. Corp.
                   Rev. Bonds (Nancy Travis Memorial Hosp.),
                   10s, 5/15/13                                                B/P                 7,004,713
                 Harris Cnty., Hsg. Fin. Corp. Dev. Bonds
        720,000    Ser. 1983A, 10 3/8s, 7/15/14                                Baa3                  722,261
        565,000    9 7/8s, 3/15/14                                             BB                    565,825
     10,000,000    (Flood Control Dist. No. 1), stepped-coupon
                   zero %, (8 1/2s, 10/1/99) 4/1/16 ++                         BB-/P              10,850,000
     15,000,000  Houston City, G.O. Bonds, Ser. C, 7s, 3/1/08                  Aa3                18,112,500
      5,135,000  San Antonio Indept. School Dist. G.O. Bonds,
                   PSFG, 6s, 8/15/09                                           Aaa                 5,815,388
      8,000,000  TX State Hsg. & Cmnty. Affairs Home Mtge. IFB,
                   Ser. C, GNMA Coll, FNMA Coll, 9.785s, 7/2/24                AAA                10,000,000
                                                                                              --------------
                                                                                                  68,252,700

Utah (0.6%)
------------------------------------------------------------------------------------------------------------
      5,000,000  Salt Lake City, Hosp. Rev. Bonds (IHC Hosps., Inc.),
                   MBIA, 6 1/4s, 2/15/23                                       Aaa                 5,412,500
      5,500,000  Tooele Cnty., Poll. Control Rev. Bonds (Laidlaw
                   Enviromental), Ser. A, 7.55s, 7/1/27                        B-/P                6,015,625
                                                                                              --------------
                                                                                                  11,428,125

Virginia (1.2%)
------------------------------------------------------------------------------------------------------------
      3,900,000  Culpepper, Ind. Dev. Auth. Res. Care Fac. VRDN
                   (Baptist Homes), 3.55s, 11/1/17                             A-1+                3,900,000
      4,500,000  Fredericksburg, Indl. Dev. Auth. Hosp. Fac. IFB,
                   FGIC, 9.377s, 8/15/23                                       Aaa                 5,422,500
      2,000,000  Henrico Cnty., Indl. Dev. Auth. IFB (Bon Secours
                   Hlth. Syst.), FSA, 7.924s, 8/23/27                          Aaa                 2,552,500
     10,435,000  Hopewell, Indl. Dev. Rev. Bonds (Stone Container
                   Corp.), 8 1/4s, 6/1/16                                      B/P                11,830,681
                                                                                              --------------
                                                                                                  23,705,681

Washington (1.7%)
------------------------------------------------------------------------------------------------------------
      3,500,000  Spokane Cnty., Indl. Dev. Corp. Solid Waste
                   Disp. Rev Bonds (Kiaser Alummin. & Chemical
                   Corp.), 7.6s, 3/1/27                                        B-/P                4,011,875
      8,200,000  WA State Hsg. Fin. Comm. Single Fam. Mtge.
                   IFB, GNMA Coll., 10.274s, 12/1/17 (acquired
                   4/12/95, cost $9,225,000) [DBL. DAGGER]                     AAA                 8,784,250
                 WA State Pub. Pwr. Supply Syst. Rev. Bonds
      4,000,000    (Nuclear No. 3), Ser. C, MBIA, 7 1/2s, 7/1/08               Aaa                 4,960,000
      5,000,000    (Nuclear No. 3), Ser. B, MBIA, 7 1/8s, 7/1/16               Aaa                 6,243,750
      9,690,000    (Nuclear No. 2), Ser. A, FSA, 6s, 7/1/09                    Aaa                10,889,128
                                                                                              --------------
                                                                                                  34,889,003
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $1,863,992,166) ***                                   2,038,441,666
------------------------------------------------------------------------------------------------------------

  *  Percentages indicated are based on net assets of $2,049,205,426.

 ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at January 31, 1998, for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at January 31, 1998. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

*** The aggregate identified cost on a tax basis is $1,863,992,170, resulting in gross unrealized appreciation and depreciation of $179,994,562 and $5,545,066, respectively, or net unrealized appreciation of $174,449,496.

  +  Non-income-producing security.

[DBL. DAGGER]  Restricted, excluding 144A securities, as to public resale.
               The total market value of restricted securities held at January 31, 1998, was $102,572,744 or 5.0% of net assets.

 ++ The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin receiving interest or dividend income at this rate.

  # A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at January 31, 1998.

     The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDNs are the current interest rates at January 31, 1998.

     The fund had the following industry group concentrations greater than 10% at January 31, 1998 (as a percentage of net assets):
         Hospitals/Health Care        20.3%
         Transportation               14.8
         Utilities                    12.4

     The fund had the following insurance concentration greater that 10% at January 31, 1998 (as a percentage of net assets):

         MBIA                         13.1%




----------------------------------------------------------------------------------------
Futures Contracts Outstanding at January 31, 1998 (Unaudited)

                                             Aggregate Face   Expiration     Unrealized
                                Total Value       Value          Date       Depreciation
----------------------------------------------------------------------------------------
U.S. Treasury Bond
Futures (short)                 $162,022,657  $157,757,813      Mar-98       $(4,264,844)
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
January 31, 1998 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,863,992,166) (Note 1)                                            $2,038,441,666
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                           26,782,751
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                    5,552,712
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                           15,645,966
---------------------------------------------------------------------------------------------------
Total assets                                                                          2,086,423,095

Liabilities
---------------------------------------------------------------------------------------------------
Payable to subcustiodian (Note 2)                                                           501,188
---------------------------------------------------------------------------------------------------
Payable for variation margin                                                                538,281
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                     4,441,976
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                         23,635,194
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                5,604,387
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                932,913
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  251,814
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                               30,014
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,635
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                    1,123,550
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      156,717
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        37,217,669
---------------------------------------------------------------------------------------------------
Net assets                                                                           $2,049,205,426

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                      $1,985,998,294
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                                (1,498,711)
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment (Note 1)                                   (105,478,813)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                              170,184,656
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                           $2,049,205,426

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($641,385,246 divided by 43,508,941 shares)                                                  $14.74
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $14.74)*                                      $15.48
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,389,723,298 divided by 94,183,556 shares)**                                              $14.76
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($18,096,882 divided by 1,227,573 shares)                                                    $14.74
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $14.74)*                                      $15.24
---------------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended January 31, 1998 (Unaudited)

Tax exempt interest income:                                                            $64,674,737
--------------------------------------------------------------------------------------------------
Expenses:
Compensation of Manager (Note 2)                                                         5,496,195
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             931,773
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           19,358
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             9,911
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                      627,495
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                    5,971,888
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                       45,036
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     47,896
--------------------------------------------------------------------------------------------------
Registration fees                                                                              520
--------------------------------------------------------------------------------------------------
Auditing                                                                                    33,731
--------------------------------------------------------------------------------------------------
Legal                                                                                        8,730
--------------------------------------------------------------------------------------------------
Postage                                                                                    158,585
--------------------------------------------------------------------------------------------------
Other                                                                                       70,747
--------------------------------------------------------------------------------------------------
Total expenses                                                                          13,421,865
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (174,159)
--------------------------------------------------------------------------------------------------
Net expenses                                                                            13,247,706
--------------------------------------------------------------------------------------------------
Net investment income                                                                   51,427,031
--------------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                       (49,745,572)
--------------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                         (6,839,071)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the period                84,223,169
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                 27,638,526
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $79,065,557
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                   Six months ended         Year ended
                                                                                         January 31            July 31
                                                                                              1998*               1997
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                $   51,427,031     $  110,373,832
----------------------------------------------------------------------------------------------------------------------
Net realized loss on investments                                                        (56,584,643)        (2,973,761)
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                               84,223,169         75,459,771
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     79,065,557        182,859,842
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                             (17,580,160)       (34,200,705)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                             (34,677,452)       (75,427,802)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                (472,851)          (797,574)
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)                            (46,288,859)        24,687,444
----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                 (19,953,765)        97,121,205

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                   2,069,159,191      1,972,037,986
----------------------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of
net investment income of $1,498,711 and $195,279,
respectively)                                                                        $2,049,205,426     $2,069,159,191
----------------------------------------------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                                               Six months
                                                    ended                                                      For the period
Per-share                                      January 31                                                      Sept. 20, 1993+
operating performance                          (Unaudited)                    Year ended July 31                   to July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $14.56           $14.05           $14.14           $14.24           $15.34
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .40              .84              .90              .94              .83
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .19              .52             (.10)            (.10)            (.98)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .59             1.36              .80              .84             (.15)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.41)            (.85)            (.89)            (.94)            (.83)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                      --               --               --               --             (.02)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investment                                          --               --               --               --             (.05)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                    --               --               --               --             (.05)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.41)            (.85)            (.89)            (.94)            (.95)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $14.74           $14.56           $14.05           $14.14           $14.24
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            4.12*            9.97             5.76             6.24            (.99)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $641,385         $625,602         $540,607         $474,984         $361,593
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)                            .43*             .85              .84              .87              .71*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            2.76*            5.94             6.27             6.73             5.58*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              28.33*           56.22            67.70            60.41            44.41
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a)  Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2)




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended
Per-share                     January 31
operating performance         (Unaudited)                                       Year ended July 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1998             1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $14.56           $14.05           $14.14           $14.24           $15.01           $14.64
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .35              .75              .80              .85              .86              .95
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .21              .51             (.09)            (.10)            (.65)             .41
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .56             1.26              .71              .75              .21             1.36
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.36)            (.75)            (.80)            (.85)            (.85)            (.95)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                     --               --               --               --             (.03)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investment                         --               --               --               --             (.05)            (.04)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                   --               --               --               --             (.05)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.36)            (.75)            (.80)            (.85)            (.98)            (.99)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $14.76           $14.56           $14.05           $14.14           $14.24           $15.01
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)           3.92*            9.26             5.08             5.54             1.36             9.68
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                $1,389,723       $1,427,365       $1,421,448       $1,436,481       $1,522,955       $1,501,535
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)           .76*            1.50             1.50             1.51             1.45             1.38
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.43*            5.30             5.62             6.10             5.76             6.39
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             28.33*           56.22            67.70            60.41            44.41            52.29
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a)  Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2)




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------
                                                                Six months
                                                                     ended                                     For the period
Per-share                                                       January 31                                      Dec. 29, 1994+
operating performance                                           (Unaudited)             Year ended July 31         to July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $14.55           $14.04           $14.13           $13.43
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .38              .80              .84              .58
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                             .20              .51             (.08)             .70
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                  .58             1.31              .76             1.28
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.39)            (.80)            (.85)            (.58)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                       --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investment                                                           --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                                     --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.39)            (.80)            (.85)            (.58)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $14.74           $14.55           $14.04           $14.13
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                             4.04*            9.64             5.44             9.69*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                     $18,097          $16,192           $9,984           $2,331
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                              .58*            1.15             1.13              .71*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             2.59*            5.63             5.87             3.98*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               28.33*           56.22            67.70            60.41
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a)  Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2)






Notes to financial statements
January 31, 1998 (Unaudited)

Note 1
Significant accounting policies

Putnam Tax-Free High Yield Fund (the "fund") is a series of Putnam Tax-Free Income Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing primarily in high-yielding, lower rated tax exempt securities constituting a portfolio that Putnam Investment Management, Inc. ("Putnam Management") the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes does not involve undue risk to income or principal.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by Putnam Management following procedures approved by trustees, and such valuation and procedures are reviewed periodically by the trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended January 31, 1998, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 1997, the fund had a capital loss carryover of approximately $36,876,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

     Loss Carryover          Expiration
-------------------------------------------
     $24,399,000           July 31, 2003
      12,477,000           July 31, 2004

F) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

H) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield to maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets; 0.55% of the next $500 million; 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% of any excess thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

As part of the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At January 31, 1998, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

For the six months ended January 31, 1998, fund expenses were reduced by $174,159 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,440 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, and 1.00% of the average net assets attributable to class A, class B, and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the six months ended January 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $48,239 and $2,476 from the sale of class A and class M shares, respectively and received $1,070,058 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended January 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received $14,276 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended January 31, 1998, purchases and sales of investment securities other than short-term investments aggregated $561,498,756 and $624,550,098, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At January 31, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended
                                        January 31, 1998
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       5,072,063      $73,585,602
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       615,417        8,947,347
------------------------------------------------------------
                                  5,687,480       82,532,949
Shares
repurchased                      (5,157,408)     (74,775,600)
------------------------------------------------------------
Net increase                        530,072       $7,757,349
------------------------------------------------------------

                                           Year ended
                                          July 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      17,469,517     $247,871,332
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     1,233,532       17,525,638
------------------------------------------------------------
                                 18,703,049      265,396,970
Shares
repurchased                     (14,205,309)    (201,674,072)
------------------------------------------------------------
Net increase                      4,497,740      $63,722,898
------------------------------------------------------------

                                        Six months ended
                                        January 31, 1998
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       6,093,397      $88,563,599
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     1,091,927       15,879,981
------------------------------------------------------------
                                  7,185,324      104,443,580
Shares
repurchased                     (11,022,102)    (160,138,869)
------------------------------------------------------------
Net decrease                     (3,836,778)    $(55,695,289)
------------------------------------------------------------

                                           Year ended
                                          July 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      19,278,563     $273,428,476
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     2,486,227       35,319,294
------------------------------------------------------------
                                 21,764,790      308,747,770
Shares
repurchased                     (24,895,016)    (353,480,814)
------------------------------------------------------------
Net decrease                     (3,130,226)    $(44,733,044)
------------------------------------------------------------

                                        Six months ended
                                        January 31, 1998
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         250,308       $3,622,291
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        20,948          304,457
------------------------------------------------------------
                                    271,256        3,926,748
Shares
repurchased                        (156,626)      (2,277,667)
------------------------------------------------------------
Net increase                        114,630       $1,649,081
------------------------------------------------------------

                                           Year ended
                                          July 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         633,553       $8,978,501
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        35,274          500,706
------------------------------------------------------------
                                    668,827        9,479,207
Shares
repurchased                        (266,903)      (3,781,617)
------------------------------------------------------------
Net increase                        401,924       $5,697,590
------------------------------------------------------------



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund *

International New Opportunities Fund

Investors Fund

New Opportunities Fund +

OTC & Emerging Growth Fund [DBL. DAGGER]

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund +

High Yield Total Return Fund

High Yield Trust +

Income Fund

Money Market Fund **

Intermediate U.S. Government
Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 * Formerly Overseas Growth Fund

 + Closed to new investors. Some exceptions may apply. Contact Putnam for details.

[DBL. DAGGER] Formerly OTC Emerging Growth Fund

[SECTION MARK] Not available in all states.

 ** An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

William J. Curtin
Vice President

Gary N. Coburn
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President

Triet M. Nguyen
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Tax-Free High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

SA042-40526-500/036/679  3/98